BLACKROCK FUNDSSM

BlackRock Midcap Index Fund

(the “Fund”)

Supplement dated July 22, 2015 to the

Statement of Additional Information dated May 13, 2015

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The chart listing investments and investment strategies in the section entitled “I. Investment Objective and Policies” is amended to reflect that the Fund may invest in foreign investments and master limited partnerships, as follows:

Foreign Investment Risks	X
Foreign Market Risk	X
Foreign Economy Risk	X
Currency Risk and Exchange Risk	X
Governmental Supervision and Regulation/Accounting Standards	X
Certain Risks of Holding Fund Assets Outside the United States	X
Publicly Available Information	X
Settlement Risk	X
Master Limited Partnerships	X

Shareholders should retain this Supplement for future reference.

SAI-MCI-0715SUP